                                                                                                                   MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
03/20/2002  16:44:33  CARVE Version  669.0   /u/margol/deal/MSDWC_2002-HQ/priced/hq.fixpriced.0320.carve
MSDWCI    MS    SERIES 2002-HQ PRICED    CLASS A1
-----------------------------------------------------------------------------------------------------------------------------------
Class             A1              Settlement Date     03/27/2002  Coupon           4.59000              Cusip             N/A
Original Balance  150,000,000.00  Dated Date          03/01/2002  Delay            14                   Yield Table Date  03/20/2002
Current Balance   150,000,000.00  First Payment Date  04/15/2002  Lead Manager     Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     Aaa/AAA         Next Payment Date   04/15/2002  Orig Deal Size   845,945,104.00       Yield Day Count   30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches  21
Factor            1.00000000      Interest Freq       Monthly     Deal Age         0

TREASURY CURVE
     2 3.6590     5 4.7980     10 5.3990     30 5.8250

SWAP CURVE
     2 yr  44.7500    3 yr  70.5000     5 yr  61.0000   7 yr  73.5000

    10 yr  66.5000   20 yr  101.3600   30 yr  58.7500

PREPAY                                     CPR 0                      (!YM) CPR 25
------------------------------- ----------------------------- -----------------------------
PRICE / YIELD
------------------------------- ----------------------------- -----------------------------
                       99.4187                        4.8515                        4.8526
                       99.4812                        4.8176                        4.8186
                       99.5437                        4.7838                        4.7847
                       99.6062                        4.7501                        4.7507
                       99.6687                        4.7163                        4.7168
                       99.7312                        4.6826                        4.6829
                       99.7937                        4.6490                        4.6491
                       99.8562                        4.6154                        4.6153
                       99.9187                        4.5818                        4.5815
                       99.9812                        4.5482                        4.5477
                      100.0437                        4.5147                        4.5140
                      100.1062                        4.4812                        4.4803
                      100.1687                        4.4477                        4.4467
                      100.2312                        4.4143                        4.4131
                      100.2937                        4.3809                        4.3795
                      100.3562                        4.3475                        4.3460
                      100.4187                        4.3142                        4.3125
                      100.4812                        4.2809                        4.2790
                      100.5437                        4.2476                        4.2455
                      100.6062                        4.2144                        4.2121
                      100.6687                        4.1812                        4.1787
AVERAGE LIFE                                            2.01                          2.00
FIRST PRIN                                        04/15/2002                    04/15/2002
LAST PRIN                                         01/15/2006                    01/15/2006
PAYMENT WINDOW                                            46                            46
ACCRUAL FACTOR                                        0.3315                        0.3315
MOD DURATION @ 100.0437                                 1.86                          1.85
SPREAD INTERP. @ 100.0437                                 85                            85

(!YM) CPR 50                                  (!YM) CPR 75                (!YM) CPR 100
----------------------------------------- ----------------------------- -----------------------------
PRICE/YIELD
----------------------------------------- ----------------------------- -----------------------------
                                   4.8542                        4.8567                        4.8749
                                   4.8200                        4.8220                        4.8374
                                   4.7857                        4.7874                        4.7999
                                   4.7515                        4.7528                        4.7625
                                   4.7174                        4.7183                        4.7252
                                   4.6833                        4.6838                        4.6879
                                   4.6492                        4.6493                        4.6506
                                   4.6151                        4.6149                        4.6133
                                   4.5811                        4.5805                        4.5761
                                   4.5471                        4.5461                        4.5390
                                   4.5132                        4.5118                        4.5019
                                   4.4792                        4.4775                        4.4648
                                   4.4453                        4.4433                        4.4277
                                   4.4115                        4.4090                        4.3907
                                   4.3777                        4.3749                        4.3538
                                   4.3439                        4.3407                        4.3168
                                   4.3101                        4.3066                        4.2800
                                   4.2764                        4.2725                        4.2431
                                   4.2427                        4.2384                        4.2063
                                   4.2091                        4.2044                        4.1695
                                   4.1755                        4.1704                        4.1328
AVERAGE LIFE                         1.99                          1.96                          1.81
FIRST PRIN                     04/15/2002                    04/15/2002                    04/15/2002
LAST PRIN                      01/15/2006                    01/15/2006                    10/15/2005
PAYMENT WINDOW                         46                            46                            43
ACCRUAL FACTOR                     0.3315                        0.3315                        0.3315
MOD DURATION @ 100.0437              1.83                          1.81                          1.68
SPREAD INTERP. @ 100.0437              87                            89                           104

                                                                                          Page 1 of 5
-----------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley&Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                     MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
03/20/2002   16:44:33     CARVE Version  669.0   /u/margol/deal/MSDWC_2002-HQ/priced/hq.fixpriced.0320.carve
MSDWCI    MS    SERIES 2002-HQ PRICED    CLASS A2
-----------------------------------------------------------------------------------------------------------------------------------
Class             A2              Settlement Date     03/27/2002  Coupon           6.09000              Cusip             N/A
Original Balance  180,000,000.00  Dated Date          03/01/2002  Delay            14                   Yield Table Date  03/20/2002
Current Balance   180,000,000.00  First Payment Date  04/15/2002  Lead Manager     Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     Aaa/AAA         Next Payment Date   04/15/2002  Orig Deal Size   845,945,104.00       Yield Day Count   30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches  21
Factor            1.00000000      Interest Freq       Monthly     Deal Age         0

TREASURY CURVE
    2 3.6590  5 4.7980  10 5.3990  30 5.8250

SWAP CURVE
    2 yr  44.7500   3 yr  70.5000  5 yr  61.0000   7 yr  73.5000   10 yr 66.5000
   20 yr 101.3600  30 yr 58.7500


PREPAY                                     CPR 0                      (!YM) CPR 25
------------------------------- ----------------------------- ----------------------------- -
PRICE / YIELD
------------------------------- ----------------------------- ----------------------------- -
                       99.9073                        6.1370                        6.1370
                       99.9698                        6.1237                        6.1236
                      100.0323                        6.1104                        6.1103
                      100.0948                        6.0971                        6.0970
                      100.1573                        6.0838                        6.0837
                      100.2198                        6.0706                        6.0704
                      100.2823                        6.0573                        6.0572
                      100.3448                        6.0441                        6.0439
                      100.4073                        6.0308                        6.0306
                      100.4698                        6.0176                        6.0174
                      100.5323                        6.0044                        6.0042
                      100.5948                        5.9912                        5.9910
                      100.6573                        5.9780                        5.9777
                      100.7198                        5.9648                        5.9645
                      100.7823                        5.9516                        5.9513
                      100.8448                        5.9385                        5.9382
                      100.9073                        5.9253                        5.9250
                      100.9698                        5.9122                        5.9118
                      101.0323                        5.8990                        5.8987
                      101.0948                        5.8859                        5.8856
                      101.1573                        5.8728                        5.8724
AVERAGE LIFE                                            5.74                          5.74
FIRST PRIN                                        01/15/2006                    01/15/2006
LAST PRIN                                         06/15/2010                    06/15/2010
PAYMENT WINDOW                                            54                            54
ACCRUAL FACTOR                                        0.4398                        0.4398
MOD DURATION @ 100.5323                                 4.69                          4.68
SPREAD INTERP. @ 100.5323                                112                           112


(!YM) CPR 50                             (!YM) CPR 75                  (!YM) CPR 100
------------------------------------ ----------------------------- -----------------------------
PRICE / YIELD
------------------------------------ ----------------------------- -----------------------------
                              6.1369                        6.1368                        6.1362
                              6.1236                        6.1235                        6.1226
                              6.1102                        6.1101                        6.1090
                              6.0969                        6.0967                        6.0954
                              6.0836                        6.0834                        6.0818
                              6.0703                        6.0701                        6.0682
                              6.0570                        6.0567                        6.0546
                              6.0437                        6.0434                        6.0410
                              6.0304                        6.0301                        6.0274
                              6.0172                        6.0168                        6.0139
                              6.0039                        6.0035                        6.0003
                              5.9907                        5.9903                        5.9868
                              5.9774                        5.9770                        5.9733
                              5.9642                        5.9637                        5.9598
                              5.9510                        5.9505                        5.9463
                              5.9378                        5.9373                        5.9328
                              5.9246                        5.9241                        5.9193
                              5.9114                        5.9108                        5.9059
                              5.8983                        5.8976                        5.8924
                              5.8851                        5.8844                        5.8790
                              5.8720                        5.8713                        5.8655
AVERAGE LIFE                    5.72                          5.71                          5.58
FIRST PRIN                01/15/2006                    01/15/2006                    10/15/2005
LAST PRIN                 06/15/2010                    06/15/2010                    04/15/2010
PAYMENT WINDOW                    54                            54                            55
ACCRUAL FACTOR                0.4398                        0.4398                        0.4398
MOD DURATION @ 100.5323         4.67                          4.66                          4.57
SPREAD INTERP. @ 100.5323        112                           112                           113

                                                                                         Page 2 of 5
----------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan
Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                                                                                     MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
03/20/2002  16:44:33  CARVE Version 669.0   /u/margol/deal/MSDWC_2002-HQ/priced/hq.fixpriced.0320.carve
MSDWCI    MS    SERIES 2002-HQ PRICED    CLASS A3
-----------------------------------------------------------------------------------------------------------------------------------
Class             A3              Settlement Date     03/27/2002  Coupon           6.51000              Cusip             N/A
Original Balance  363,674,000.00  Dated Date          03/01/2002  Delay            14                   Yield Table Date  03/20/2002
Current Balance   363,674,000.00  First Payment Date  04/15/2002  Lead Manager     Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     Aaa/AAA         Next Payment Date   04/15/2002  Orig Deal Size   845,945,104.00       Yield Day Count   30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches  21
Factor            1.00000000      Interest Freq       Monthly     Deal Age         0

TREASURY CURVE
     2 3.6590   5 4.7980   10 5.3990   30 5.8250

SWAP CURVE
     2  yr 44.7500     3 yr 70.5000      5 yr 61.0000    7 yr 73.5000
     10 yr 66.5000    20 yr 101.3600    30 yr 58.7500




PREPAY                                     CPR 0                      (!YM) CPR 25
------------------------------- ----------------------------- -----------------------------
PRICE / YIELD
------------------------------- ----------------------------- -----------------------------
                       99.9145                        6.5743                        6.5743
                       99.9770                        6.5651                        6.5651
                      100.0395                        6.5560                        6.5559
                      100.1020                        6.5468                        6.5468
                      100.1645                        6.5377                        6.5376
                      100.2270                        6.5286                        6.5285
                      100.2895                        6.5194                        6.5194
                      100.3520                        6.5103                        6.5102
                      100.4145                        6.5012                        6.5011
                      100.4770                        6.4921                        6.4920
                      100.5395                        6.4830                        6.4829
                      100.6020                        6.4739                        6.4738
                      100.6645                        6.4649                        6.4647
                      100.7270                        6.4558                        6.4557
                      100.7895                        6.4467                        6.4466
                      100.8520                        6.4377                        6.4375
                      100.9145                        6.4286                        6.4285
                      100.9770                        6.4196                        6.4194
                      101.0395                        6.4106                        6.4104
                      101.1020                        6.4015                        6.4013
                      101.1645                        6.3925                        6.3923
AVERAGE LIFE                                            9.36                          9.35
FIRST PRIN                                        06/15/2010                    06/15/2010
LAST PRIN                                         02/15/2012                    02/15/2012
PAYMENT WINDOW                                            21                            21
ACCRUAL FACTOR                                        0.4702                        0.4702
MOD DURATION @ 100.5395                                 6.81                          6.80
SPREAD INTERP. @ 100.5395                                116                           116



       (!YM) CPR 50                               (!YM) CPR 75                 (!YM) CPR 100
--------------------------------------     ----------------------------- ----------------------------
PRICE / YIELD
--------------------------------------     ----------------------------- -----------------------------
                               6.5742                            6.5742                        6.5738
                               6.5650                            6.5650                        6.5645
                               6.5559                            6.5558                        6.5552
                               6.5467                            6.5466                        6.5459
                               6.5376                            6.5374                        6.5366
                               6.5284                            6.5283                        6.5273
                               6.5193                            6.5191                        6.5180
                               6.5101                            6.5100                        6.5087
                               6.5010                            6.5008                        6.4994
                               6.4919                            6.4917                        6.4901
                               6.4828                            6.4826                        6.4809
                               6.4737                            6.4734                        6.4716
                               6.4646                            6.4643                        6.4624
                               6.4555                            6.4552                        6.4531
                               6.4464                            6.4461                        6.4439
                               6.4373                            6.4370                        6.4347
                               6.4283                            6.4279                        6.4255
                               6.4192                            6.4188                        6.4162
                               6.4101                            6.4098                        6.4070
                               6.4011                            6.4007                        6.3978
                               6.3920                            6.3916                        6.3887
AVERAGE LIFE                     9.34                              9.31                          9.13
FIRST PRIN                 06/15/2010                        06/15/2010                    04/15/2010
LAST PRIN                  02/15/2012                        02/15/2012                    11/15/2011
PAYMENT WINDOW                     21                                21                            20
ACCRUAL FACTOR                 0.4702                            0.4702                        0.4702
MOD DURATION @ 100.5395          6.79                              6.78                          6.68
SPREAD INTERP. @ 100.5395         116                               117                           119

                                                                                         Page 3 of 5
-----------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley&Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                     MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
03/20/2002   16:44:33    CARVE Version  669.0    /u/margol/deal/MSDWC_2002-HQ/priced/hq.fixpriced.0320.carve
MSDWCI    MS    SERIES 2002-HQ PRICED    CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Class             B              Settlement Date     03/27/2002  Coupon           6.64000              Cusip             N/A
Original Balance  32,781,000.00  Dated Date          03/01/2002  Delay            14                   Yield Table Date  03/20/2002
Current Balance   32,781,000.00  First Payment Date  04/15/2002  Lead Manager     Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     Aa2/AA         Next Payment Date   04/15/2002  Orig Deal Size   845,945,104.00       Yield Day Count   30/360
Market Desc       N/A            Payment Freq        Monthly     Num of Tranches  21
Factor            1.00000000     Interest Freq       Monthly     Deal Age         0

TREASURY CURVE
    2 3.6590     5 4.7980    10 5.3990     30 5.8250

SWAP CURVE
    2 yr   44.7500   3 yr  70.5000     5 yr   61.0000   7 yr   73.5000
   10 yr  66.5000   20 yr  101.3600   30 yr  58.7500

PREPAY                                     CPR 0                      (!YM) CPR 25
------------------------------- ----------------------------- -----------------------------
PRICE / YIELD
------------------------------- ----------------------------- -----------------------------
                       99.8740                        6.7137                        6.7137
                       99.9365                        6.7049                        6.7048
                       99.9990                        6.6960                        6.6960
                      100.0615                        6.6872                        6.6871
                      100.1240                        6.6783                        6.6783
                      100.1865                        6.6695                        6.6695
                      100.2490                        6.6607                        6.6606
                      100.3115                        6.6519                        6.6518
                      100.3740                        6.6431                        6.6430
                      100.4365                        6.6343                        6.6342
                      100.4990                        6.6255                        6.6254
                      100.5615                        6.6167                        6.6166
                      100.6240                        6.6079                        6.6078
                      100.6865                        6.5991                        6.5990
                      100.7490                        6.5904                        6.5902
                      100.8115                        6.5816                        6.5815
                      100.8740                        6.5728                        6.5727
                      100.9365                        6.5641                        6.5640
                      100.9990                        6.5554                        6.5552
                      101.0615                        6.5466                        6.5465
                      101.1240                        6.5379                        6.5378
AVERAGE LIFE                                            9.89                          9.88
FIRST PRIN                                        02/15/2012                    02/15/2012
LAST PRIN                                         03/15/2012                    02/15/2012
PAYMENT WINDOW                                             2                             1
ACCRUAL FACTOR                                        0.4796                        0.4796
MOD DURATION @ 100.4990                                 7.04                          7.04
SPREAD INTERP. @ 100.4990                                124                           124

       (!YM) CPR 50                  (!YM) CPR 75                 (!YM) CPR 100
------------------------------------- ----------------------------- -----------------------------
PRICE / YIELD
------------------------------------- ----------------------------- -----------------------------
                               6.7137                        6.7137                        6.7134
                               6.7048                        6.7048                        6.7044
                               6.6960                        6.6960                        6.6954
                               6.6871                        6.6871                        6.6864
                               6.6783                        6.6783                        6.6774
                               6.6695                        6.6695                        6.6684
                               6.6606                        6.6606                        6.6594
                               6.6518                        6.6518                        6.6505
                               6.6430                        6.6430                        6.6415
                               6.6342                        6.6342                        6.6326
                               6.6254                        6.6254                        6.6236
                               6.6166                        6.6166                        6.6147
                               6.6078                        6.6078                        6.6057
                               6.5990                        6.5990                        6.5968
                               6.5902                        6.5902                        6.5879
                               6.5815                        6.5815                        6.5790
                               6.5727                        6.5727                        6.5701
                               6.5640                        6.5640                        6.5612
                               6.5552                        6.5552                        6.5523
                               6.5465                        6.5465                        6.5434
                               6.5378                        6.5378                        6.5345
AVERAGE LIFE                     9.88                          9.88                          9.66
FIRST PRIN                   /15/2012                    02/15/2012                    11/15/2011
LAST PRIN                  02/15/2012                    02/15/2012                    12/15/2011
PAYMENT WINDOW                      1                             1                             2
ACCRUAL FACTOR                 0.4796                        0.4796                        0.4796
MOD DURATION @ 100.4990          7.04                          7.04                          6.92
SPREAD INTERP. @ 100.4990         124                           124                           127

                                                                                         Page 4 of 5
----------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley&Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                     MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
03/20/2002 16:44:33  CARVE Version 669.0   /u/margol/deal/MSDWC_2002-HQ/priced/hq.fixpriced.0320.carve
MSDWCI    MS    SERIES 2002-HQ PRICED    CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Class             C              Settlement Date     03/27/2002  Coupon           6.75000               Cusip             N/A
Original Balance  29,608,000.00  Dated Date          03/01/2002  Delay            14                    Yield Table Date  03/20/2002
Current Balance   29,608,000.00  First Payment Date  04/15/2002  Lead Manager     Morgan Stanley & Co.  Yield Frequency   SemiAnnual
Credit Rating     A2/A           Next Payment Date   04/15/2002  Orig Deal Size   845,945,104.00        Yield Day Count   30/360
Market Desc       N/A            Payment Freq        Monthly     Num of Tranches  21
Factor            1.00000000     Interest Freq       Monthly     Deal Age         0

TREASURY CURVE
     2 3.6590   5 4.7980   10 5.3990   30 5.8250

SWAP CURVE
     2 yr  44.7500    3 yr  70.5000     5 yr  61.0000   7 yr  73.5000
    10 yr  66.5000   20 yr  101.3600   30 yr  58.7500

PREPAY                                     CPR 0                      (!YM) CPR 25
------------------------------- ----------------------------- -----------------------------
PRICE / YIELD
------------------------------- ----------------------------- -----------------------------
                       99.8786                        6.8257                        6.8256
                       99.9411                        6.8168                        6.8168
                      100.0036                        6.8080                        6.8080
                      100.0661                        6.7992                        6.7992
                      100.1286                        6.7905                        6.7903
                      100.1911                        6.7817                        6.7815
                      100.2536                        6.7729                        6.7728
                      100.3161                        6.7641                        6.7640
                      100.3786                        6.7554                        6.7552
                      100.4411                        6.7466                        6.7464
                      100.5036                        6.7379                        6.7376
                      100.5661                        6.7291                        6.7289
                      100.6286                        6.7204                        6.7201
                      100.6911                        6.7116                        6.7114
                      100.7536                        6.7029                        6.7026
                      100.8161                        6.6942                        6.6939
                      100.8786                        6.6855                        6.6852
                      100.9411                        6.6768                        6.6765
                      101.0036                        6.6681                        6.6678
                      101.0661                        6.6594                        6.6591
                      101.1286                        6.6507                        6.6504
AVERAGE LIFE                                           10.04                         10.01
FIRST PRIN                                        03/15/2012                    02/15/2012
LAST PRIN                                         04/15/2012                    04/15/2012
PAYMENT WINDOW                                             2                             3
ACCRUAL FACTOR                                        0.4875                        0.4875
MOD DURATION @ 100.5036                                 7.08                          7.06
SPREAD INTERP. @ 100.5036                                134                           134

       (!YM) CPR 50                        (!YM) CPR 75                 (!YM) CPR 100
------------------------------------- ----------------------------- -----------------------------
 PRICE / YIELD
------------------------------------- ----------------------------- -----------------------------
                               6.8256                        6.8255                        6.8253
                               6.8167                        6.8166                        6.8163
                               6.8078                        6.8077                        6.8074
                               6.7990                        6.7988                        6.7984
                               6.7902                        6.7899                        6.7895
                               6.7813                        6.7811                        6.7805
                               6.7725                        6.7722                        6.7716
                               6.7637                        6.7633                        6.7627
                               6.7549                        6.7545                        6.7538
                               6.7461                        6.7457                        6.7448
                               6.7373                        6.7368                        6.7359
                               6.7285                        6.7280                        6.7270
                               6.7197                        6.7192                        6.7181
                               6.7109                        6.7104                        6.7093
                               6.7021                        6.7016                        6.7004
                               6.6934                        6.6928                        6.6915
                               6.6846                        6.6840                        6.6827
                               6.6759                        6.6752                        6.6738
                               6.6671                        6.6664                        6.6649
                               6.6584                        6.6577                        6.6561
                               6.6497                        6.6489                        6.6473
AVERAGE LIFE                     9.96                          9.91                          9.79
FIRST PRIN                 02/15/2012                    02/15/2012                    12/15/2011
LAST PRIN                  04/15/2012                    03/15/2012                    01/15/2012
PAYMENT WINDOW                      3                             2                             2
ACCRUAL FACTOR                 0.4875                        0.4875                        0.4875
MOD DURATION @ 100.5036          7.04                          7.01                          6.95
SPREAD INTERP. @ 100.5036         134                           135                           136

                                                                                         Page 5 of 5
----------------------------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley&Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.